Please file this Prospectus Supplement with your records.

OAK RIDGE LARGE CAP EQUITY FUND
a Series of
OAK RIDGE FUNDS, INC.

On November 30, 2001, the Board of Directors of the Oak Ridge Large Cap Equity Fund (the "Fund") approved a proposal pursuant to which the Fund will acquire all or substantially all of the assets, and all of the liabilities, of the Universal Capital Growth Fund (the "Universal Capital Fund"), which is a series of the Universal Capital Investment Trust. The Board approved the proposal because it believes the acquisition to be in the best interests of the Fund. The Board based its decision on a number of factors, including (i) the compatibility of the funds' investment objectives, policies and restrictions, (ii) the tax free nature of the transaction to the Fund and its shareholders and (iii) the benefits the Board believes the Fund's shareholders will enjoy as a result of the transaction.

The proposed acquisition requires the approval of the shareholders of the Universal Capital Fund, but the approval of shareholders of the Fund is not required and will, therefore, not be sought. The shareholders of the Universal Capital Fund will vote on whether to approve the acquisition at a special meeting which will be held on January 31, 2002. Assuming the acquisition is approved by shareholders, the transaction is expected to close on or about February 1, 2002.

The date of this Prospectus Supplement is December 3, 2001.